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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported) August 25, 2005


                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

         0-23494                                       35-1778566
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   (Commission File Number)                (IRS Employer Identification No.)


         501 Airtech Parkway, Plainfield, Indiana                  46168
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 5.02 is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

In connection with a Term Sheet providing for a conditional offer of employment, which was executed on August 25, 2005, Brightpoint Inc. ("Company") appointed Vincent Donargo as its Vice President, Chief Accounting Officer and Controller. Mr. Donargo will commence work on September 13, 2005 (the "Commencement Date"). He will be replacing Gregory Wiles, who was serving as the Company's Acting Chief Accounting Officer. Mr. Wiles will remain with the Company as Brightpoint Americas Vice President and Controller.

The Term Sheet provides that Mr. Donargo will receive an annual base salary of $170,000. In addition to his base salary, in 2006, Mr. Donargo will be eligible to participate in the Company's Executive Bonus Plan, through which he will be eligible to receive a bonus of up to 50% of his base salary. Mr. Donargo will be eligible for coverage under the benefit plans provided to employees, such as medical, dental and life insurance and will be permitted to participate in the Company's 401(k) Plan. The Term Sheet states that, subject to appropriate approval, Mr. Donargo will receive a grant of 5,000 options on or about the Commencement Date. The Term Sheet states that until he signs an employment contract with the Company, Mr. Donargo will be an "at will" employee.

A biography of Mr. Donargo follows:

Vincent Donargo will join the Company as its Vice President, Chief Accounting Officer and Controller on September 13, 2005. From 1998 to August 2005 he was the Corporate Controller of Aearo Corporation, a $400 million safety products manufacturing company. At Aearo Mr. Donargo was responsible for accounting policies and procedures, monthly consolidations, foreign currency translation, quarterly and annual SEC filings, banking relationships and internal and external audit and tax compliance activities. Prior to that, from 1996 to 1998, Mr. Donargo was controller of the Indianapolis Plant of National Starch and Chemical Company, a $3 billion subsidiary of ICI Americas, Inc. From 1994-1996, Mr. Donargo was Controller of the Kansas City Plant of ICI Americas, Inc. From 1990 to 1994, he was the Accounting Supervisor of ICI Amercas Inc.'s corporate offices in Bridgewater, New Jersey. Mr. Dunargo has a B.A. in accounting from Rutgers University and is a Certified Public Accountant.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  BRIGHTPOINT, Inc.
                                  (Registrant)

                                  By: /s/ David P. O'Connell
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                                      David P. O'Connell
                                      Vice President of Treasury Taxation and
                                      Risk Management

Date:  August 30, 2005